UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Aspen Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-1933597
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

720 South Colorado Boulevard, Suite 1150N Denver, CO 80246
(Address of principal executive offices) (Zip Code)

Securities to be registered to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☑

Securities Act registration statement file number to which this form relates:

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001 per share
(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered.

Aspen Group, Inc. hereby incorporates by reference herein the description of its common stock, par value $0.001 per share appearing under the caption “Description of Securities” contained in the Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on October 15, 2013, as may be subsequently amended.

Item 2.  Exhibits.

The registrant hereby incorporates by reference herein the following exhibits:

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith

3.1	Certificate of Incorporation, as amended	8-K	3/19/12	2.6
3.2	Bylaws	8-K	3/19/12	2.7

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

ASPEN GROUP, Inc.

Date: November 22, 2013	By:	/s/ Michael Matte
		Name:	Michael Matte
		Title:	Chief Financial Officer